Selling, general and administrative expenses	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Selling, general and administrative expenses
2.3 Selling, general and administrative expenses

	Year ended December 31,
(CHF in millions)	2025	2024	2023

Distribution expenses	(322.9)	(288.3)	(239.5)
Selling expenses	(260.1)	(168.2)	(133.3)
Marketing expenses	(376.5)	(276.6)	(195.8)
Share-based compensation	(62.6)	(71.5)	(31.8)
General and administrative expenses	(494.5)	(389.5)	(286.6)
Selling, general and administrative expenses	(1,516.6)	(1,194.2)	(887.0)

The increase in selling expenses was primarily driven by additional expenses incurred as a result of our expanding retail footprint, primarily due to retail store-related personnel costs and depreciation. The increase was driven by higher marketing spend on upper funnel brand building initiatives and brand partnerships. The increase in general and administrative expenses is in line with higher net sales and is driven by higher personnel related expenses and higher IT and technology related expenses.
In 2025, selling, general and administrative expenses include depreciation and amortization of non-current assets in the amount of CHF 115.9 million (2024: CHF 95.1 million, 2023: CHF 57.1 million). Depreciation charges recognized within cost of sales amount to CHF 11.4 million (2024: CHF 9.4 million, 2023: CHF 7.7 million), and primarily consist of the depreciation of production equipment.
Total personnel expenses, excluding any costs related to share-based compensation, amount to CHF 377.9 million in 2025, CHF 285.7 million in 2024 and CHF 206.6 million in 2023, respectively.